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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

AiAdvertising, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

321 Sixth Street San Antonio, TX	78215
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

CLOUDCOMMERCE, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 5, 2021, AiAdvertising, Inc. (f/k/a CloudCommerce, Inc.) (the “Company”) entered into an agreement and plan of merger, whereby a wholly-owned subsidiary of the Company (the “Merger Sub”) was merged into the Company (the “Merger”). Upon consummation of the Merger, the separate existence of Merger Sub ceased.

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the purpose of the Merger was to effect a change of the Company’s name from “CloudCommerce, Inc.” to “AiAdvertising, Inc.” On August 3, 2021, the Company filed articles of merger (the “Articles of Merger”) with the Secretary of State of Nevada, which were effective August 5, 2021, to effect the Merger, and the Company’s Articles of Incorporation were deemed amended to reflect the change in the Company’s corporate name (the “Name Change”).

In connection with the foregoing, the Company filed an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority, requesting confirmation of the Name Change and also to request the change of the Company’s ticker symbol from “CLWD” to “AIAD” (the “Symbol Change”).

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Company’s securities will continue to be quoted on the OTC Markets.

The foregoing information is a summary of each of the matters described above, is not complete, and is qualified in its entirety by reference to the full text of the Articles of Merger attached as Exhibit 3.01.

Item 8.01 Other Events.

On August 6, 2021, the Company issued a press release announcing the Name Change and Symbol Change. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Merger
99.1	Press Release dated August 6, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AiAdvertising, Inc.

Date: August 6, 2021	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer

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